PAGE 1
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                             Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

Pre-Effective Amendment No.        (File No. 33-63909)

Post-Effective Amendment No.   2

                              and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.     3   (File No. 811-07407)


STRATEGIST TAX-FREE INCOME FUND, INC.
(formerly Express Direct Tax-Free Fund, Inc.)
IDS Tower 10, Minneapolis, Minnesota 55440-0010

Eileen J. Newhouse - IDS Tower 10,
Minneapolis, Minnesota 55440-0010
(612) 671-2772

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

_____immediately upon filing pursuant to paragraph (b)
  X  on January 29, 1997 pursuant to paragraph (b)
_____60 days after filing pursuant to paragraph (a)(i)
_____on (date) pursuant to paragraph (a)(i)
_____75 days after filing pursuant to paragraph (a)(ii)
_____on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
_____this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f of the Investment Company Act of 1940.

Strategist Tax-Free High Yield Fund, a series of the Registrant, is a part of a master/feeder operating structure. This Post-Effecitve Amendment includes a signature page for Tax-Free Income Trust, the master fund.

PAGE 2
Cross reference sheet for the Fund showing the location in its prospectus and the Statement of Additional Information of the information called for by the items enumerated in Parts A and B of Form N-1A.

Negative answers omitted from prospectus are so indicated.

          PART A                                                     PART B
                  Section                                                     Section in
  Item No.        in Prospectus                               Item No.        Statement of Additional Information
     1            Cover page of prospectus                      10           Cover page of SAI

     2(a)         The Fund in brief; Fund                       11           Table of Contents
                    expenses
      (b)         The Fund in brief; Fund                       12           NA
                    expenses
      (c)         The Fund in brief; Fund                       13(a)        Additional Investment Policies; all
                    expenses                                                   appendices except Dollar-Cost Averaging
                                                                  (b)        Additional Investment Policies
     3(a)         NA                                              (c)        Additional Investment Policies
      (b)         NA                                              (d)        Security Transactions
      (c)         Performance
      (d)         NA                                            14(a)        Board Members and Officers
                                                                  (b)        Board Members and Officers
     4(a)         The Fund in brief; Investment policies          (c)        Board Members and Officers
                    and risks; How the Fund and Portfolio
                    are organized                               15(a)        NA
      (b)         Investment policies and risks                   (b)        NA
      (c)         Investment policies and risks                   (c)        Board Members and Officers

     5(a)         Board members and officers                    16(a)(i)     How the Fund and Portfolio are organized*;
                                                                               About the Advisor
      (b)(i)      Investment Manager; About the Advisor           (a)(ii)    Agreements: Investment Management Services
      (b)(ii)     Investment manager; Administrator and                        Agreement, Plan and
                    transfer agent                                             Agreement of Distribution/Distribution Agreement
      (b)(iii)    Investment manager                              (a)(iii)   NA
      (c)         Portfolio manager                               (b)        NA
      (d)         Administrator and transfer agent                (c)        NA
      (e)         Administrator and transfer agent                (d)        Agreements: Administrative Services Agreement
      (f)         Investment manager; Administrator and           (e)        NA
                   transfer agent; Distributor                    (f)        Agreements: Plan and Agreement of
      (g)         About the Advisor                                          Distribution/Distribution Agreement
                                                                  (g)        NA
    5A(a)         NA                                              (h)        Custodian; Independent Auditors
      (b)         NA                                              (i)        Agreements:  Transfer Agency Agreement; Custodian

     6(a)         Shares; Voting rights                         17(a)        NA
      (b)         NA                                              (b)        Brokerage Commissions Paid to Brokers Affiliated
      (c)         NA                                                          with the Advisor
      (d)         NA                                              (c)        Security Transactions
      (e)         Cover page; Special shareholder services        (d)        Security Transactions
      (f)         Dividend and capital gains distributions;       (e)        Security Transactions
                    Reinvestments
      (g)         Taxes                                         18(a)        Shares; Voting rights*
      (h)         Special considerations regarding master/        (b)        NA
                    feeder structure
     7(a)         Distributor                                   19(a)        Investing in the Fund
      (b)         Valuing Fund shares                             (b)        Valuing Fund shares*; Investing in the Fund;
      (c)         NA                                                           Redeeming Shares
      (d)         How to purchase shares                          (c)        Redeeming Shares
      (e)         NA
      (f)         Distributor                                   20           Taxes
     8(a)         How to redeem shares; Special considerations  21(a)        Agreements:  Plan and Supplemental Agreement of
                    regarding master/feeder structure                          Distribution/Distribution Agreement, Placement
      (b)         NA                                                           Agency Agreement
      (c)         How to purchase, exchange or redeem shares:
                    Other important information                   (b)        Agreements:  Plan and Supplemental Agreement of
      (d)         How to purchase, exchange or redeem shares:                  Distribution/Distribution Agreement, Placement
                    How to redeem shares                                       Agency Agreement

     9            None                                          22(a)        NA
                                                                  (b)        Performance Information (for all funds except
                                                                              money market funds)

                                                               23           NA
*Designates page number in prospectus.
/TABLE

PAGE 3
Strategist Tax-Free High Yield Fund

Prospectus
Jan. 29, 1997

This prospectus describes a diversified, no-load mutual fund, Strategist Tax-Free High Yield Fund, a series of Strategist Tax-
Free Income Fund, Inc., whose goal is to provide high yield generally exempt from federal income taxes.

The Fund has chosen to participate in a master/feeder structure. It seeks to achieve its goal by investing all of its assets in a Portfolio of Tax-Free Income Trust. The Portfolio is a separate investment company managed by American Express Financial Corporation that has the same goal as the Fund. This arrangement is commonly known as a master/feeder structure.

This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.

Additional facts about the Fund are in a Statement of Additional
Information (SAI), filed with the Securities and Exchange
Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site
(http://www.sec.gov). The SAI, is incorporated here by reference. For a free copy, contact American Express Financial Direct.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please note that this Fund:

o  is not a bank deposit
o  is not federally insured
o  is not endorsed by any bank or government agency
o  is not guaranteed to achieve its goal

American Express Financial Direct
P.O. Box 59196
Minneapolis, MN
55459-0196
1-800-AXP-SERV
TTY:  1-800-710-5260

PAGE 4
Table of contents

The Fund in brief
Goal and types of Fund investments and their risks
Structure of the Fund
Manager and distributor
Portfolio manager

Fund expenses

Performance
Total Returns
Yield

Investment policies and risks
Facts about investments and their risks
Valuing Fund shares

How to purchase, exchange or redeem shares
How to purchase shares
How to exchange shares
How to redeem shares
Systematic purchase plans
Other important information

Special shareholder services
Services
Quick telephone reference

Distributions and taxes
Dividend and capital gain distributions
Reinvestments
Taxes
How to determine the correct TIN

How the Fund and Portfolio are organized
Shares
Voting rights
Shareholder meetings
Special considerations regarding master/feeder structure
Board members and officers
Investment manager
Administrator and transfer agent
Distributor

About the Advisor

Appendices
Appendix A: Description of bond ratings
Appendix B: 1997 Federal tax-exempt and taxable equivalent yield calculation
Appendix C: Descriptions of derivative instruments

PAGE 5
The Fund in brief

Strategist Tax-Free High Yield Fund (the Fund) is a diversified mutual fund that seeks to achieve its goal by investing all of its assets in Tax-Free High Yield Portfolio (the Portfolio) of Tax-Free High Yield Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities. The Fund is a series of Strategist Tax-Free Income Fund, Inc. (the Company).

Goal and types of Fund investments and their risks

The Fund seeks to provide shareholders with a high yield generally exempt from federal income taxes. It does so by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. The Portfolio is a diversified mutual fund that usually invests in medium- and lower-quality bonds and notes issued by or on behalf of state and local governmental units whose interest generally is exempt from federal income tax. The Portfolio also may invest in derivative instruments and money market instruments.

Because investments involve risk, the Fund cannot guarantee achieving its goal. Some of the Portfolio's investments may be considered speculative and involve additional investment risks.

Structure of the Fund

The Fund uses what is commonly known as a master/feeder structure. This means that it is a feeder fund that invests all of its assets in a Portfolio which is its master fund. The Portfolio actually invests in and manages the securities and has the same goals and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:

                          Investors
                        buy shares in
                          the Fund

                          The Fund
                         invests in
                        the Portfolio

                   the Portfolio invests in
                  securities, such as stocks
                          or bonds

Manager and distributor

The Portfolio is managed by American Express Financial Corporation (the Advisor), a provider of financial services since 1894. The Advisor currently manages more than $58 billion in assets. These assets are managed by a team of highly skilled, experienced professionals, backed by one of the nation's largest investment departments. Our team of professionals includes portfolio

PAGE 6
managers, senior economists and supporting staff, stock and bond analysts including Chartered Financial Analysts, and investment managers and researchers based in London and Hong Kong who add a global dimension to our expertise. These professionals evaluate thousands of securities.

Shares of the Fund are sold through American Express Service
Corporation (the Distributor), an affiliated company of the Advisor.

Portfolio manager

Kurt Larson joined the Advisor in 1961 and serves as vice president and senior portfolio manager. He has managed the assets of Tax-
Free High Yield Portfolio and its predecessor fund since 1979.

Fund expenses

The purpose of the following table and example is to summarize the aggregate expenses of the Fund and its Portfolio and to assist investors in understanding the various costs and expenses that investors in the Fund may bear directly or indirectly. The Company's board believes that, over time, the aggregate per share expenses of the Fund and its Portfolio should be approximately equal to (and may be less than) the per share expenses the Fund would have if the Company retained its own investment advisor and the assets of the Fund were invested directly in the type of securities held by the Portfolio. For additional information concerning Fund and Portfolio expenses, see "How the Fund and Portfolio are organized."

Shareholder transaction expenses+
Maximum sales charge on purchases*
(as a percentage of offering price)

 Tax-Free High
 Yield Fund
      0%

Annual Fund and allocated Portfolio operating expenses
(% of average daily net assets):

Management fee**             0.47%
12b-1 fee                    0.25%
Other expenses***            0.23%
Total (after reimbursement)  0.95%

*There is no sales load; however, the Fund imposes a 0.50% redemption fee for shares redeemed or exchanged within 180 days of their purchase date. This fee reimburses the Fund for brokerage fees and other costs incurred. This fee also helps assure that PAGE 7 long-term shareholders are not unfairly bearing the costs associated with frequent traders.
**The management fee is paid by the Trust on behalf of the Portfolio.
***Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.
+A wire redemption charge, currently $15.00 is deducted from the shareholder's Investment Management Account for wire redemptions made at the request of the shareholder.

The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Nov. 30, 1997. Under this agreement, the Fund's total expenses will not exceed 0.95%. Without this agreement, the estimated Other expenses and Total fund operating expense would have been 23.44% and 24.16%.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

1 year        $10
3 years       $30
5 years       $53
10 years      $117

The table and example do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because the Fund pays annual distribution (12b-1) fees, long-term shareholders may indirectly pay an equivalent of more than a 7.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance

Financial highlights

Fiscal period ended Nov. 30, 1996*
Per share income and capital changes**

Net asset value, beginning of period                        $4.46

Income from investment operations:
Net investment income                                         .15

Net gains (both realized and unrealized)                      .10

Total from investment operations                              .25

Less distributions:
Dividends from net investment income                        (.15)

Net asset value, end of period                              $4.56

Ratios/supplemental data
Net assets, end of period (in thousands)                     $535

PAGE 8
Ratio of expenses to average daily net assets++             .95%+

Ratio of net income to average daily net assets            6.22%+

Portfolio turnover rate (excluding short-term                  4%
securities) for the underlying Portfolio

Total return                                                 5.5%

 *Inception date was May 13, 1996.
**For a share outstanding throughout the period. Rounded to the nearest cent.
 +Adjusted to an annual basis.
++The Advisor and Distributor voluntarily limited total operating expenses to 0.95% of average daily net assets. Without this agreement, the ratio of expenses to average daily net assets would have been 24.16%.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditor's report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.

Average annual total returns as of Nov. 30, 1996

Purchase                   1 year    5 years    10 years
made                       ago       ago        ago
Tax-Free High Yield
Fund                       +4.01%    +6.91%     +7.06%
Lehman Brothers
Municipal Bond Index       +3.95     +7.44      +7.52

Cumulative total returns as of Nov. 30, 1996

Purchase                   1 year    5 years    10 years
made                       ago       ago        ago
Tax-Free High Yield
Fund                       +4.01%   +39.72%    +98.08%
Lehman Brothers
Municipal Bond Index       +3.95    +43.15    +106.56

PAGE 9
On May 13, 1996, IDS High Yield Tax-Exempt Fund transferred all of its assets to the Portfolio. The performance information in the foregoing tables represents performance of IDS High Yield Tax-Exempt Fund prior to March 20, 1995 and of Class A shares of IDS High Yield Tax-Exempt Fund from March 20, 1995 through Nov. 30, 1996, adjusted to reflect the absence of sales charges on shares of the Fund sold through this prospectus. The performance has not been adjusted for any difference between the estimated aggregate fees and expenses of the Fund and fees and expenses of IDS High Yield Tax-Exempt Fund.

These examples show total returns from hypothetical investments in the Fund. These returns are compared to those of a popular index for the same periods.

For purposes of calculation, information about the Fund makes no adjustments for taxes an investor may have paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

Lehman Brothers Municipal Bond Index is an unmanaged index made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Portfolio. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Yield

Yield is the net investment income earned per share for a specified time period, divided by the net asset value at the end of the period. From time to time the Fund may advertise its 30-day annualized yield. The Fund calculates the 30-day annualized yield by dividing:

o net investment income per share deemed earned during a 30-day period by

o    the net asset value per share on the last day of the period,

o    converting the result to a yearly equivalent figure.

The Fund also may calculate a tax equivalent yield by dividing the tax-exempt portion of its yield by one minus a stated income tax rate. A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in exempt obligations.

The Fund's yield varies from day to day, mainly because share values and offering prices (which are calculated daily) vary in response to changes in interest rates. Net investment income normally changes much less in the short run. Thus, when interest PAGE 10 rates rise and share values fall, yield tends to rise. When interest rates fall, yield tends to follow. Past yields should not be considered an indicator of future yields.

Investment policies and risks

The policies described below apply both to the Fund and the Portfolio.

Under normal market conditions, the Portfolio will invest at least 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest is exempt from federal income tax (according to the opinion of counsel for the issuer) and is not subject to the alternative minimum tax. This policy cannot be changed without approval of a majority of the outstanding voting securities. Other investments include derivative instruments, money market instruments and bonds subject to the alternative minimum tax computation.

The various types of investments described above that the portfolio manager uses to achieve investment performance are explained in more detail in the next section and in the SAI.

Facts about investments and their risks

Bonds and notes exempt from federal income taxes: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds or notes also fluctuates if the credit rating is upgraded or downgraded. The price of bonds or notes below investment grade may react more to the ability of a company to pay interest or principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default, and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them.

The Portfolio usually invests in medium- and lower-quality notes rated A, BBB or BB by Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Services, Inc., or in securities the portfolio manager believes have similar qualities even though they are not rated or have been given a lower rating by a rating agency. The Portfolio invests in higher-quality bonds and notes when the difference in yield between higher- and lower-quality securities does not warrant the increase in risk or there is not an adequate supply of lower-quality securities. Securities that are subsequently downgraded in quality may continue to be held by the Portfolio and will be sold only when the investment manager believes it is advantageous to do so.

                   Tax-Free High Yield Portfolio
   Bond ratings and holdings for the period ending Nov. 30, 1996

              S&P Rating                              Percent of
              (or Moody's    Protection of            net assets in
Percent of    or Fitch's     principal and            unrated securities
net assets    equivalent)    interest                 assessed by the Advisor
21.47%        AAA            Highest quality                4.26%
 6.08         AA             High quality                    ---
18.57         A              Upper medium grade             0.24
25.46         BBB            Medium grade                   1.95
 4.11         BB             Moderately speculative         8.54
 0.85         B              Speculative                    3.87
 ---          CCC            Highly speculative             0.89
 ---          CC             Poor quality                    ---
 ---          C              Lowest quality                  ---
 ---          D              In default                     0.31
20.39         Unrated        Unrated securities             0.33

(The information in the table above relates to IDS High Yield Tax-Exempt Fund, a fund that transferred its assets to Tax-Free High
Yield Portfolio in May 1996. See Appendix to this prospectus describing bond ratings for further information.)

Bonds sold at a deep discount: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. To comply with tax laws, the Portfolio has to recognize a computed amount of interest income and pay dividends to unitholders even though no cash has been received. In some instances, the Portfolio may have to sell securities to have sufficient cash to pay the dividends.

Concentration: The Portfolio may invest more than 25% of its total assets in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state. As the similarity in issuers increases, the potential for fluctuation in the net asset value also increases.

Derivative instruments: The portfolio manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns.
Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the portfolio manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties, and inability to close such instruments. The Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding PAGE 12 those securities and currencies permitted under the investment policies. The Portfolio will designate cash or appropriate liquid assets to cover portfolio obligations. The use of derivative instruments may produce taxable income. No more than 5% of the Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of a Portfolio's assets at risk to 5%. The Portfolio is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The portfolio manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Portfolio's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term tax-exempt debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Under extraordinary conditions where, in the opinion of the portfolio manager, appropriate short-term tax-exempt securities are not available, the Portfolio is authorized to make certain taxable investments as described in the SAI.

The investment policies described above may be changed by the boards.

Lending portfolio securities: The Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless holders of a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Portfolio's net assets.

Valuing Fund shares

The net asset value (NAV) is the value of a single Fund share. It is the total value of the Fund's investments in the corresponding
Portfolio and other assets, less any liabilities, divided by the number of shares outstanding. The NAV is the price at which you purchase Fund shares and the price you receive when you sell your shares. It usually changes from day to day, and is calculated at PAGE 13 the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open). NAV generally declines as interest rates increase and rises as interest rates decline.

To establish the net assets, all securities held by a Portfolio are valued as of the close of each business day. In valuing assets:

o Securities (except bonds) and assets with available market values are valued on that basis.

o Securities maturing in 60 days or less are valued at amortized cost.

o Bonds and assets without readily available market values are valued according to methods selected in good faith by the board.

How to purchase, exchange or redeem shares

How to purchase shares

You may purchase shares of the Fund through an Investment
Management Account (IMA) maintained with American Express Service
Corporation (the Distributor). There is no fee to open an IMA account. Payment for shares must be made directly to the Distributor.

Complete an IMA Account Application (available by calling 1-800-AXP-SERV) and mail the application to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Corporations and other organizations should contact the Distributor to determine which additional forms may be necessary to open an IMA account.

If you already have an IMA account, you may buy shares in the Funds as described below and need not open a new account.

You may deposit money into your IMA account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). All deposit checks should be made payable to the Distributor. If you would like to wire funds into your existing IMA account, please contact the Distributor at 1-800-AXP-SERV for instructions.

Minimum Fund investment requirements. Your initial investment in the Fund may be as low as $2,000 ($1,000 for custodial accounts, Individual Retirement Accounts and certain other retirement plans). The minimum subsequent investment is $100. These requirements may be reduced or waived as described in the SAI.

When and at what price shares will be purchased. You must have money available in your IMA account in order to purchase Fund shares. If your request and payment (including money transmitted by wire) are received and accepted by the Distributor before 2 p.m. Central time, your money will be invested at the net asset value PAGE 14 determined as of the close of business (normally 3 p.m. Central time) that day. If your request and payment are received after that time, your request will not be accepted or your payment invested until the next business day. (See "Valuing Fund shares.")

Methods of purchasing shares.
There are three convenient ways to purchase shares of the Fund.
You may choose the one that works best for you. The Distributor will send you confirmation of your purchase request.

By phone:

     You may use money in your IMA account to make initial and subsequent purchases. To place your order, call 1-800-AXP-
     SERV.

By mail:

     Written purchase requests (along with any checks) should be mailed to American Express Financial Direct, P.O. Box 59196,
     Minneapolis, MN 55459-0196, and should contain the following information:

o    your IMA account number (or an IMA Account Application)
o the name of the Fund and the dollar amount of shares you would like purchased

     Your check should be made out to the Distributor. It will be deposited into your IMA account and used, as necessary, to cover your purchase request.

By systematic purchase:

     Once you have opened an IMA account, you may authorize the Distributor to automatically purchase shares on your behalf at intervals and in amounts selected by you. (See "Systematic purchase plans.")

Other purchase information.
The Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this prospectus, to reject purchase requests or to change the minimum investment requirements. All requests to purchase shares of the Fund are subject to acceptance by the Fund and the Distributor and are not binding until confirmed or accepted in writing. The Distributor will charge a $15 service fee against an investor's IMA account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

How to exchange shares

The exchange privilege allows you to exchange your investment in the Fund at no charge for shares of other funds in the Strategist
Fund Group available in your state. For complete information, including fees and expenses, read the prospectus carefully before PAGE 15 exchanging into a new fund. Any exchange will involve the redemption of Fund shares and the purchase of shares in another fund on the basis of the net asset value per share of each fund.
An exchange may result in a gain or loss and is a taxable event for federal income tax purposes. When exchanging into another fund you must meet that fund's minimum investment requirements. The Fund reserves the right to modify, terminate or limit the exchange privilege. The current limit is four exchanges per calendar year.
The Distributor and the Fund reserve the right to reject any exchange, limit the amount or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders.

How to redeem shares

The price at which shares will be redeemed. Shares will be redeemed at the net asset value per share next determined after receipt by the Distributor of proper redemption instructions, as described below.

The Fund imposes a 0.50% redemption fee for shares redeemed or exchanged within 180 days of their purchase date. This fee reimburses the Fund for brokerage fees and other costs incurred. This fee also helps assure that long-term shareholders are not unfairly bearing the costs associated with frequent traders.

Payment of redemption proceeds. Normally, payment for redeemed shares will be credited directly to your IMA account on the next business day. However, the Fund may delay payment, but no later than seven days after the Distributor receives your redemption instructions in proper form. Redemption proceeds will be held there or mailed to you depending on the account standing instructions you selected.

If you recently purchased shares by check, your redemption proceeds may be held in your IMA account until your check clears (which may take up to 10 days from the purchase date) before a check is mailed to you.

A redemption is a taxable transaction. If your proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability.
Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

Methods of exchanging or redeeming shares

By phone:

You may exchange or redeem your shares by calling 1-800-AXP-SERV. Telephone exchanges or redemptions may be difficult to implement during periods of drastic economic or market changes. If you experience difficulties in exchanging or redeeming shares by telephone, you can mail your exchange or redemption requests as described below.

PAGE 16
To properly process your telephone exchange or redemption request we will need the following information:

o your IMA account number and your name (for exchanges, both funds must be registered in the same ownership)
o the name of the Fund from which you wish to exchange or redeem shares
o the dollar amount or number of shares you want to exchange or redeem
o the name of the fund into which shares are to be exchanged, if applicable

Telephone exchange or redemption requests received before 2 p.m. (Central time) on any business day, once the caller's identity and account ownership have been verified by the Distributor, will be processed at the net asset value determined as of the close of business (normally 3 p.m. Central time) that day.

By mail:

You may also request an exchange or redemption by writing to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Once an exchange or redemption request is mailed it is irrevocable and cannot be modified or canceled.

To properly process your mailed exchange or redemption request, we will need a letter from you that contains the following information:
o    your IMA account number
o the name of the fund from which you wish to exchange or redeem shares
o the dollar amount or number of shares you want to exchange or redeem
o the name of the fund into which shares are to be exchanged, if applicable
o a signature of at least one of the IMA account holders in the exact form specified on the account

Telephone transactions.
You may make purchases, redemptions and exchange requests by mail or by calling 1-800-AXP-SERV where trained representatives are available to answer questions about the Fund and your account. The privilege to initiate transactions by telephone is automatically available through your IMA account. The Fund will honor any telephone transaction believed to be authentic and will use reasonable procedures to confirm that instructions communicated by telephone are genuine. This includes asking identifying questions and tape recording calls. If these procedures are not followed, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Telephone privileges may be modified or discontinued at any time.

PAGE 17
Systematic purchase plans

The Distributor offers a Systematic Purchase Plan (SPP) that allows you to make periodic investments in the Funds automatically and conveniently. A SPP can be used as a dollar cost averaging program and saves you the time and expense associated with writing checks or wiring funds.

Investment minimums: You can make automatic investments in any amount, from $100 to $50,000.

Investment methods: Automatic investments are made from your IMA account and you may select from several different investment methods to make automatic investment(s):

a) Using uninvested cash in your IMA account: If you elect to use this option to make your automatic investments, uninvested cash in your IMA account will be used to make the investment and, if necessary, shares of your Money Market Fund will be redeemed to cover the balance of the purchase.

b) Using bank authorization or direct deposit: Bank authorizations (transfers from a bank checking or savings account) and direct deposit (automatic deposit of all or a portion of a payroll or government check) are two of the investment method options that are available through SPP. Money is transferred into your IMA account and automatic investments can be made using these amounts.

If you elect to use bank authorizations and/or direct deposit for your automatic investments, you will select two dates: a transfer date (when the money is transferred into your IMA account) and your investment date. The automatic investment date selected may be the same day of your bank authorization or direct deposit. Your investment date should be on or close to the transfer/deposit date in order to minimize uninvested cash in your IMA account.

If you make changes to your bank authorization or direct deposit date, it may also be necessary to change your automatic investment date to coincide with the new transfer/deposit date.

Investment frequency: You can select the frequency of your automatic investments (twice monthly, monthly or quarterly) and choose either the 5th or the 20th of the month for your automatic investment dates. Quarterly investments are made on the date selected in the first month of each quarter (January, April, July and October).

Changing instructions to an already established plan: If you want to change the fund(s) selected for your SPP you may do so by calling 1-800-AXP-SERV, or by sending written instructions clearly outlining the changes to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Written notification must include the following:

     o    The funds with SPP that you want to cancel

PAGE 18
     o The newly selected fund(s) in which you want to begin making automatic investments and the amount to be invested in each fund

     o The investment frequency and investment dates for your new automatic investments

Information on changing bank authorization and direct deposit instructions is included in the Systematic Purchase Plan Terms and Conditions brochure which you will receive after enrolling in SPP.

Terminating your SPP. If you wish to terminate your SPP, you may call 1-800-AXP-SERV, or send written instructions to American
Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-
0196.

Terminating bank authorizations and direct deposit. If you wish to terminate your bank authorizations, you may do so at any time by notifying American Express Financial Direct in writing. You must notify your employer or government agency to cancel direct deposit. Your bank authorization and/or direct deposit will not automatically terminate when you cancel your SPP.

IMPORTANT: If you are canceling your bank authorizations and/or direct deposit and you wish to cancel your SPP, you must also provide instructions stating that the Distributor should cancel your SPP. You may notify the Distributor by sending written instructions to the address above or telephoning 1-800-AXP-SERV. Your systematic investments will continue using IMA account assets if the Distributor does not receive notification to terminate your systematic investments as well.

To avoid procedural difficulties, the Distributor should receive instructions to change or terminate your SPP or bank authorizations at least 10 days prior to your scheduled investment date.

Additional information. This information is only a summary of the Systematic Purchase Plan Terms and Conditions brochure that you will receive if you choose to enroll in SPP. Please read it carefully and keep it for future reference.

Other important information

Minimum balance and account requirements.
The Fund reserves the right to redeem your shares if, as a result of redemptions, the aggregate value of your holdings in the Fund drops below $1,000 ($500 in the case of custodial accounts, IRAs and other retirement plans). You will be notified in writing 30 days before the Fund takes such action to allow you to increase your holdings to the minimum level. If you close your IMA account, the Fund will automatically redeem your shares.

Wire transfers to your bank. Funds can be wired from your IMA account to your bank account. Call the Distributor for additional information on wire transfers. A $15 service fee will be charged against your IMA account for each wire sent.

PAGE 19
No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering being made by this prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or its Distributor. This prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not be lawfully made.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, you will receive these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

Quick telephone reference

American Express Financial Direct Team
Fund performance, objectives and account inquiries, redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
1-800-AXP-SERV

TTY Service
For the hearing impaired
1-800-710-5260

Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions

The Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to the Fund. The Fund deducts direct and allocated expenses from the investment income. The Fund's net investment income is distributed to you monthly as dividends. Short-term capital gains are included in net investment income. Long-term capital gains are realized whenever a security held for more than one year is sold for a higher price than was paid for it. The Fund will offset any net realized capital gains by any available capital loss carryovers.
Net realized long-term capital gains, if any, are distributed at PAGE 20 the end of the calendar year as capital gain distributions. Before they're distributed both net investment income and net long term capital gains are included in the value of each share. After they're distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.) Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund, unless you request the Fund in writing or by phone to pay distributions to you in cash.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.

Taxes

The Fund has received a Private Letter Ruling from the Internal
Revenue Service stating that, for purposes of the Internal Revenue Code, the Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.

Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from other income earned and capital gain distributions are not exempt from federal income taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the Fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on borrowed money used directly or indirectly to purchase Fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

PAGE 21
Buying a dividend creates a tax liability. This means buying shares shortly before a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be either short term (for shares held for one year or less) or long term (for shares held for more than one year).

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.

If you don't provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o    criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN

                              Use the Social Security or
For this type of account:          Employer Identification number
                                   of:

Individual or joint account        The individual or individuals
                                   listed on the account

Custodian account of a minor       The minor
(Uniform Gifts/Transfers to Minors
Act)

A living trust                     The grantor-trustee (the person
                                   who puts the money into the
                                   trust)

An irrevocable trust, pension      The legal entity (not the
trust or estate                    personal representative or
                                   trustee, unless no legal entity
                                   is designated in the account
                                   title)

Sole proprietorship                The owner

Partnership                        The partnership
PAGE 22

Corporate                          The corporation

Association, club or               The organization
tax-exempt organization

For details on TIN requirements, call 1-800-AXP-SERV for federal
Form W-9, "Request for Taxpayer Identification Number and
Certification."

Important:
This information is a brief and selective summary of certain federal tax rules that apply to the Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund and Portfolio are organized

The Fund is a series of Strategist Tax-Free Income Fund, Inc., an open-end management investment company, as defined in the Investment Company Act of 1940. The Company was incorporated on
Sept. 1, 1995 in Minnesota. The Company's headquarters are at IDS Tower 10, Minneapolis, MN 55440-0010.

Shares

The Fund is owned by its shareholders. All shares issued by the Fund are of the same class -- capital stock. Par value is one cent per share. Both full and fractional shares can be issued.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights.

Shareholder meetings

The Company does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the Company's outstanding shares, to elect or remove board members.

Special considerations regarding master/feeder structure

The Fund pursues its goal by investing its assets in a master fund called the Portfolio. This means that the Fund does not invest directly in securities; rather the Portfolio invests in and manages its portfolio of securities. The Portfolio is a separate investment company but it has the same goal and investment policies as the Fund. The goal and investment policies of the Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

PAGE 23
Board considerations: The board considered the advantages and disadvantages of investing the Fund's assets in the Portfolio. The board believes that the master/feeder structure can be in the best interest of the Fund and its shareholders since it offers the opportunity for economies of scale. The Fund may redeem all of its assets from the Portfolio at any time. Should the board determine that it is in the best interest of the Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. The Fund would terminate its investments if the Portfolio changed its goals, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: The Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund. Information about other feeders may be obtained by calling American Express Financial Advisors at 1-800-AXP-SERV.

Each feeder that invests in the Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in the Portfolio, the Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.

Shareholder meetings: Whenever the Portfolio proposes to change a fundamental investment policy or to take any other actions requiring approval of its security holders, the Fund must hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.

Board members and officers

Shareholders of the Company elect a board that oversees the operations of the Fund and chooses the Company's officers. The Company's officers are responsible for day-to-day business decisions based on policies set by the board. Information about the board members and officers of both the Company and the Trust is found in the SAI under the caption "Board Members and Officers."

PAGE 24
Investment manager

The Portfolio pays the Advisor for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the Advisor is paid a fee for these services based on the average daily net assets of the Portfolio, as follows:

  Assets      Annual rate at
(billions)   each asset level
First $1.0        0.490%
Next   1.0        0.465
Next   1.0        0.440
Next   3.0        0.415
Next   3.0        0.390
Over   9.0        0.360

Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

The Fund pays the Advisor for shareholder accounting and transfer agent services under two agreements. The first agreement, the Administrative Services Agreement, has a declining annual rate that decreases as assets increase. The fee ranges from 0.04% to 0.02%. The second agreement, the Transfer Agency Agreement, has an annual fee of $25 per shareholder account.

Distributor

The Fund sells shares through the Distributor under a Distribution Agreement. The Distributor is located at P.O. Box 59196, Minneapolis, MN 55459-0196 and is a wholly owned subsidiary of Travel Related Services, Inc., a wholly owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. Financial consultants representing the Distributor provide information to investors about individual investment programs, the Fund and its operations, new account applications, exchange and redemption requests. The Fund reserves the right to sell shares through other financial intermediaries or broker/dealers. In that event, the account terms would also be governed by rules that the intermediary may establish.

To help defray costs, including costs for marketing, sales administration, training, overhead, advertising and related functions, the Funds pay the Distributor a distribution fee, also known as a 12b-1 fee. This fee is paid under a Plan and Agreement of Distribution that follows the terms of Rule 12b-1 of the Investment Company Act of 1940. Under this Agreement, the Fund pays a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets for distribution-related services. This fee will not cover all of the costs incurred by the Distributor.

Total fees and expenses (excluding taxes and brokerage commissions) cannot exceed the most restrictive applicable state expense limitation.
PAGE 25

About the Advisor

The Advisor is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly owned subsidiary of American Express Company. The
Portfolios may pay brokerage commissions to broker-dealer affiliates of the Advisor.

PAGE 26
Appendix A

Description of bond ratings

Bond ratings concern the quality of the issuing state or local governmental unit. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change, which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D. The following is a compilation of the two agencies' rating descriptions. For further information, see the SAI.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Portfolio's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.

PAGE 27
Definitions of zero-coupon and pay-in-kind securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

Appendix B

1997 Federal Tax-Exempt and Taxable Equivalent Yield Calculation

These tables will help you determine your federal taxable yield equivalents for given rates of tax-exempt income.

STEP 1:  Calculating your marginal tax rate.
Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjustable gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $96,900 - $151,700 range. Under Adjusted Gross Income,
$121,200 in the $181,800 column. The Taxable Income line and Adjusted Gross Income column meet at 31.93%. This is the rate you'll use in Step 2.

Taxable income**                           Adjusted gross income*
                                           $      0     $117,950     $176,950     Over
                                              to           to           to
                                           $117,950(1)  $176,950(2)  $299,450(3)  $299,450(2)

Married Filing Jointly

$      0 - $ 41,200                        15.00%
  41,200 -   99,900                        28.00        28.84%
  99,900 -  151,750                        31.00        31.93        33.24%
 151,750 -  271,050                        36.00        37.08        38.61         37.08%
 271,050 +                                 39.60                     42.47***      40.79

Taxable income**                           Adjusted gross income*

                                           $      0                  $121,200     Over
                                              to                        to
                                           $121,200(1)               $243,700(3)  $243,700(2)

Single

$      0 - $    650                        15.00%
     650 -   59,750                        28.00
  59,750 -  124,650                        31.00                     32.59%
 124,650 -  271,050                        36.00                     37.84        37.08%
 271,050 +                                 39.60                                  40.79


  *Gross income with certain adjustments before taking itemized deductions and personal exemptions.
 **Amount subject to federal income tax after itemized deductions and personal exemptions.
***This rate is applicable only in the limited case where your adjusted gross income is less than $299,450 and your taxable income exceeds $304,300.

(1) No Phase-out -- Assumes no phase-out of itemized deductions or personal exemptions.
(2) Itemized Deductions Phase-out -- Assumes a single taxpayer has one personal exemption and joint taxpayers have two personal exemptions.
PAGE 29
(3) Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions and itemized deductions continue to phase-out.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

STEP 2:  Determining your federal taxable yield equivalents.

Using 31.93%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 5.88% yield.

For these Tax-Exempt Rates:


                              3.00%   3.50%   4.00%   4.50%   5.00%   5.50%   6.00%   6.50%


Marginal Tax Rates            Equal the Taxable Rates shown below:

28.84%                        4.22    4.92    5.62    6.32    7.03    7.73    8.43    9.13
31.93%                        4.41    5.14    5.88    6.61    7.35    8.08    8.81    9.55
32.59%                        4.45    5.19    5.93    6.68    7.42    8.16    8.90    9.64
33.24%                        4.49    5.24    5.99    6.74    7.49    8.24    8.99    9.74
37.08%                        4.77    5.56    6.36    7.15    7.95    8.74    9.54   10.33
37.84%                        4.83    5.63    6.44    7.24    8.04    8.85    9.65   10.46
38.61%                        4.89    5.70    6.52    7.33    8.14    8.96    9.77   10.59
40.79%                        5.07    5.91    6.76    7.60    8.44    9.29   10.13   10.98
42.47%                        5.21    6.08    6.95    7.82    8.69    9.56   10.43   11.30

PAGE 30
Appendix C

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Portfolio may use. At various times the Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts. An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Portfolio's investments against price fluctuations or to increase market exposure.

Asset-backed and mortgage-backed securities. Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.

Indexed securities. The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Inverse floaters. Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. PAGE 31
As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.

Structured products. Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

               STRATEGIST TAX-FREE INCOME FUND, INC.

                STATEMENT OF ADDITIONAL INFORMATION

                                FOR


                STRATEGIST TAX-FREE HIGH YIELD FUND

                           Jan. 29, 1997


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the Fund's prospectus and the financial statements contained in the Annual Report which may be obtained by calling American Express Financial Direct, 1-800-AXP-SERV (TTY: 1-800-710-5260) or by writing to P.O. Box 59196, Minneapolis, MN 55459-0196.

This SAI is dated Jan. 29, 1997, and it is to be used with the Fund's prospectus dated Jan. 29, 1997, and the Annual Report for the fiscal period ended Nov. 30, 1996.

PAGE 33
                         TABLE OF CONTENTS

Goal and Investment Policies........................See Prospectus

Additional Investment Policies.............................p. 3

Security Transactions......................................p. 6

Brokerage Commissions Paid to Brokers Affiliated
with the Advisor...........................................p. 9

Performance Information....................................p. 9

Valuing Fund Shares........................................p.12

Investing in the Fund......................................p.13

Redeeming Shares...........................................p.14

Pay-out Plans..............................................p.15

Capital Loss Carryover.....................................p.16

Taxes......................................................p.16

Agreements.................................................p.18

Organizational Information.................................p.20

Board Members and Officers.................................p.20

Custodian..................................................p.27

Independent Auditors.......................................p.27

Financial Statements.......................................p.27

Prospectus.................................................p.27

Appendix A:  Description of Short-Term Securities..........p.28

Appendix B:  Options and Interest Rate Futures Contracts...p.30

Appendix C:  Dollar-Cost Averaging.........................p.36

PAGE 34
ADDITIONAL INVESTMENT POLICIES

Strategist Tax-Free Income Fund, Inc. (the Company) is a mutual fund with one series of capital stock representing interests in Strategist Tax-Free High Yield Fund (the Fund). The Fund is a diversified mutual fund with its own goal and investment policies. The Fund seeks to achieve its goal by investing all of its assets in a corresponding series portfolio (the Portfolio) of Tax-Free Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities.

Fundamental investment policies adopted by the Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, as defined in the Investment Company Act of 1940 (the 1940 Act). Whenever the Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Company will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

Investment Policies applicable to Tax-Free High Yield Portfolio:

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio has not borrowed in the past and has no present intention to borrow.

'Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by PAGE 35 the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation. For purposes of this policy, the terms of a municipal security determine the issuer.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Lend Portfolio securities in excess of 30% of its net assets. The current policy of the board is to make these loans, either long- or short-term, to broker-dealers. In making such loans, the Portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless American Express Financial Corporation (the Advisor) believes the opportunity for additional income outweighs the risks.

The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:

'Buy on margin or sell short, except it may enter into interest rate future contracts.

'Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on futures contracts are not deemed to be a pledge of assets.

'Invest more than 5% of its total assets in securities whose issuer or guarantor of principal and interest has been in operation for less than three years.

PAGE 36
'Invest in voting securities, securities of investment companies or exploration or development programs, such as oil, gas or mineral leases.

'Invest more than 5% of its net assets in warrants. Under one state's law no more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York or American Stock
Exchange.

'Invest more than 10% of its net assets in securities and derivative instruments that are illiquid. In determining the liquidity of municipal lease obligations, the Advisor, under guidelines established by the board, will consider the essential nature of the leased property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligation.

'Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and of AEFC hold more than a certain percentage of the issuer's outstanding securities. The holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may invest up to 20% of its net assets in certain taxable investments for temporary defensive purposes. It may purchase short-term U.S. and Canadian government securities. It may invest in bank obligations including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and letters of credit. The issuing bank or savings and loan generally must have capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment.

The Portfolio may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's
Investors Service, Inc. (Moody's) or Standard & Poor's Corporation
PAGE 37
(S&P) or the equivalent. It also may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. Repurchase agreements involve investments in debt securities where the seller (broker-dealer or bank) agrees to repurchase the securities from the Portfolio at cost plus an agreed-to interest rate within a specified time. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired, and it might subsequently incur a loss if the value of the security declines or if the other party to a repurchase agreement defaults on its obligation.

The Portfolio may invest in commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933 (4(2) paper). In determining the liquidity of 4(2) paper, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

For a description of short-term securities, see Appendix A. For a discussion on options and interest rate futures contracts, see
Appendix B.  For a discussion on dollar-cost averaging, see
Appendix C.

SECURITY TRANSACTIONS

Subject to policies set by the board, the Advisor is authorized to determine, consistent with the Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, the Advisor has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board.

The Advisor has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. The Advisor carefully monitors compliance with its Code of Ethics.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing the Advisor to do so to the extent authorized by law, if the Advisor determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research

PAGE 38
services provided by a broker or dealer, viewed either in the light of that transaction or the Advisor's overall responsibilities to the Portfolios advised by the Advisor.

Research provided by brokers supplements the Advisor's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. The Advisor has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

Normally, the Portfolio's securities are traded on a principal rather than an agency basis. In other words, the Advisor will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The Advisor does not pay the dealer commissions. Instead the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, the Advisor must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits the Advisor to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided.  The second procedure permits the
Advisor, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-
counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits the Advisor, in order to obtain research and brokerage services, to cause the
Portfolio to pay a commission in excess of the amount another broker might have charged. The Advisor has advised the Trust it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a
particular group of securities that only certain brokers may be
able to offer.   As a result of this arrangement, some Portfolio
PAGE 39
transactions may not be effected at the lowest commission, but the Advisor believes it may obtain better overall execution. The
Advisor has assured the Trust that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and most favorable execution. In so doing, if, in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by the Advisor in providing advice to all the Trusts in the Preferred Master Trust Group, their corresponding funds and other accounts advised by the Advisor, even though it is not possible to relate the benefits to any particular fund, portfolio or account.

Each investment decision made for the Portfolio is made independently from any decision made for other portfolios or accounts advised by the Advisor or any of its subsidiaries. When the Portfolio buys or sells the same security as another portfolio or account, the Advisor carries out the purchase or sale in a way the Trust agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Portfolio, the Portfolio hopes to gain an overall advantage in execution. The Advisor has assured the Trust it will continue to seek ways to reduce brokerage costs.

On a periodic basis, the Advisor makes a comprehensive review of the broker-dealers it uses and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.

For the fiscal period from May 13, 1996, to Nov. 30, 1996 Tax-Free High Yield Portfolio paid total brokerage commissions of $150,492. The Portfolio began operations on May 13, 1996. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to a Portfolio.

As of the fiscal period ended Nov. 30, 1996, the Portfolio held securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

For the fiscal periods 1996 and 1995, the portfolio turnover rates were 9% and 14% for Tax-Free High Yield Portfolio.

For periods prior to the commencement of operations of Tax-Free High Yield Portfolio, turnover rates are based on the turnover rates of the corresponding IDS fund, which transferred all of its assets to the Portfolio on May 13, 1996. A high turnover rate (in excess of 100%) results in higher fees and expenses.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE ADVISOR

Affiliates of American Express Company (American Express) (of which the Advisor is a wholly owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. The Advisor will use an American Express affiliate only if
(i) the Advisor determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

The Advisor may direct brokerage to compensate an affiliate. The Advisor will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. The Advisor owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to the Advisor and in turn the Advisor will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

No brokerage commissions were paid to brokers affiliated with the Advisor for the fiscal period from May 13, 1996 to Nov. 30, 1996.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows.

Average annual total return

The Fund may calculate average annual total return for certain periods by finding the average annual compounded rates of return PAGE 41 over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ERV

where:       P = a hypothetical initial payment of $1,000
             T = average annual total return
             n = number of years
           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                              ERV - P
                                 P

where:   P  =  a hypothetical initial payment of $1,000
       ERV  =  ending redeemable value of a hypothetical $1,000
               payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Annualized yield

The Fund may calculate an annualized yield by dividing the net investment income per share deemed earned during a period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                     Yield = 2[(a-b + 1)6 - 1]
                                cd

where: a = dividends and interest earned during the period b = aggregate expenses accrued for the period (net of reimbursements)
             c = the average daily number of shares outstanding
                 during the period that were entitled to receive dividends
             d = the maximum offering price per share on the last
                 day of the period

The Fund's annualized yield was 5.06% for the 30-day period ended
Nov. 29, 1996.

PAGE 42
The Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for the Portfolio's securities. It is not necessarily indicative of the amount which was or may be paid to the Fund's shareholders. Actual amounts paid to the Fund's shareholders are reflected in the distribution yield.

Distribution yield

Distribution yield is calculated according to the following formula:

                D   divided by   POP  F  equals  DY
                30                30

where:    D  =  sum of dividends for 30-day period
        POP  =  sum of public offering price for 30-day period
          F  =  annualizing factor
         DY  =  distribution yield

The Fund's distribution yield was 7.02% for the 30-day period ended
Nov. 29, 1996.

Tax-Equivalent Yield

Tax-equivalent yield is calculated by dividing that portion of the yield (as calculated above) which is tax-exempt by one minus a stated income tax rate and adding the result to that portion, if any, of the yield that is not tax-exempt. The following table shows the Fund's tax equivalent yield, based on federal but not state tax rates, for the 30-day period ended Nov. 29, 1996.

Marginal
Income Tax          Tax-Equivalent Yield
Bracket                 Distribution              Annualized
15.0%                     8.26%                     5.95%
28.0%                     9.75%                     7.03%
33.0%                    10.48%                     7.55%

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

On May 13, 1996, IDS High Yield Tax-Exempt Fund (the IDS Fund), an open-end investment company managed by the Advisor, transferred all of its assets to Tax-Free High Yield Portfolio in exchange for units of the Portfolio. Also on May 13, 1996, the Tax-Free High Yield Fund transferred all of its assets to the Portfolio in connection with the commencement of its operations.

On March 20, 1995, the IDS Fund converted to a multiple class structure pursuant to which three classes of shares are offered:
Class A, Class B and Class Y. Class A shares are sold with a 5% sales charge, a 0.175% service fee and no 12b-1 fee. Performance quoted by the Fund is based on the performance and yield of the IDS Fund prior to March 20, 1995 and to Class A shares of the IDS Fund from March 20, 1995 through May 13, 1996, adjusted for differences in sales charge. The historical performance for these periods has not been adjusted for any difference between the estimated aggregate fees and expenses of the Fund and historical fees and expenses of the IDS Fund.

VALUING FUND SHARES

The value of an individual share is determined by using the net asset value before shareholder transactions for the day and dividing that figure by the number of shares outstanding at the end of the previous day.

On Dec. 2, 1996, the first business day following the end of the fiscal period, the computations looked like this:

                    Net assets before            Shares outstanding             Net asset value
  Fund              shareholder transactions     at the end of previous day     of one share
 Tax-Free High       $534,911        divided by     117,305            equals  $4.56
 Yield Fund

In determining net assets before shareholder transactions, the securities held by the Fund's corresponding Portfolio are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

'Securities, except bonds other than convertibles, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

'Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

'Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

PAGE 44
'Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

'Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

'Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

'Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

'Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, the Advisor and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence
Day, Labor Day, Thanksgiving Day and Christmas Day.

INVESTING IN THE FUND

The Fund's minimum initial investment requirement is $2,000 ($1,000 for Custodial Accounts, Individual Retirement Accounts and certain PAGE 45 other retirement plans). Subsequent investments of $100 or more may be made. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors.

The Securities Investor Protection Corporation (SIPC) will provide account protection, in an amount up to $500,000, for securities including Fund shares (up to $100,000 protection for cash), held in an Investment Management Account maintained with the Advisor. Of course, SIPC account protection does not protect shareholders from share price fluctuations.

REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

'The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

'Disposal of the Portfolio's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

'The SEC, under the provisions of the 1940 Act, as amended, declares a period of emergency to exist.

Should the Fund stop selling shares, the board members may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

Redemptions by the Fund

The Fund reserves the right to redeem, involuntarily, the shares of any shareholder whose account has a value of less than a minimum amount but only where the value of such account has been reduced by voluntary redemption of shares. Until further notice, it is the policy of the Fund not to exercise this right with respect to any shareholder whose account has a value of $1,000 or more ($500 in the case of Custodial accounts, IRA's and other retirement plans). In any event, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the accounts to at least $1,000.

PAGE 46
Redemptions in Kind

The Company has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In such circumstances, the securities distributed would be valued as set forth in the Prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments at no extra cost. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

To start any of these plans, please submit an authorization form supplied by American Express Financial Direct. For a copy, write or call American Express Financial Direct, 1-800-AXP-SERV (TTY: 1-800-710-5260), P.O. Box 59196, Minneapolis, MN 55459-0196. Your
authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

PAGE 47
Plan #1:  Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at net asset value at regular intervals during the time period you choose. This plan is designed to end in complete re-demption of all shares in your account with the Fund by the end of the fixed period.

Plan #2:  Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed at net asset value for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account with the Fund.

Plan #3:  Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until your account with the Fund is closed.

Plan #4:  Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account with the Fund is $10,000 on the payment date.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, Tax-Free High Yield Fund had total capital loss carryovers of $1,194, at Nov. 30, 1996, that if not offset by subsequent capital gains will expire in 2004.

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

TAXES

All distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period. For the fiscal period ended Nov. 30, 1996, 100% of the income distribution was designated as exempt from federal income taxes.

Capital gain distributions, if any, received by individual and corporate shareholders, should be treated as long-term capital PAGE 48 gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income, not capital gain.

If you are a "substantial user" (or related person) of facilities financed by industrial development bonds, you should consult your tax advisor before investing. The income from such bonds may not be tax-exempt for you.

Interest on private activity bonds generally issued after August 1986 is a preference item for purposes of the individual and corporate alternative minimum taxes. "Private-activity" (non-governmental purpose) municipal bonds include industrial revenue bonds, student-loan bonds and multi- and single-family housing bonds. An exception is made for private activity bonds issued for qualified--501(c)(3)--organizations, including non-profit colleges, universities and hospitals. These bonds will continue to be tax-exempt and will not be subject to the alternative minimum tax for individuals. To the extent a fund earns income subject to the alternative minimum tax, it will flow through to that fund's shareholders and may subject some shareholders, depending on their tax status, to the alternative minimum tax. The Fund reports the percentage of its income earned from these bonds to shareholders with their other tax information.

State law determines whether interest income on a particular municipal bond is tax-exempt for state tax purposes. It also determines the tax treatment of those bonds when earned by a mutual fund and paid to the Fund's shareholders. The Fund will tell you the percentage of interest income from municipal bonds it received during the year on a state-by-state basis. Your tax advisor should help you report this income for state tax purposes.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Nov. 30 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

PAGE 49
AGREEMENTS

Investment Management Services Agreement

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with the Advisor. For managing the assets of the Portfolio, the Advisor is paid a fee based upon the following schedule:

  Assets       Annual rate at
(billions)    each asset level
First $1.0         0.490%
Next   1.0         0.465
Next   1.0         0.440
Next   3.0         0.415
Next   3.0         0.390
Over   9.0         0.360

On Nov. 30, 1996, the daily rates applied to the Portfolio's net assets on an annual basis were equal to 0.439% for the Portfolio. The fee is calculated for each calendar day on the basis of net assets at the close of business two days prior to the day for which the calculation is made.

The management fee is paid monthly. For the fiscal period from May 13, 1996 to Nov. 30, 1996, the total amount paid was $14,890,546 for the Portfolio. The amount is allocated among the Fund investing in the Portfolio.

Under the Agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for units; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending portfolio securities; and expenses properly payable by the Portfolio, approved by the board. For the fiscal period from May 13, 1996 to Nov. 30, 1996, the Portfolio paid nonadvisory expenses of $188,679.

Administrative Services Agreement

The Company, on behalf of the Fund, has an Administrative Services Agreement with the Advisor. Under this agreement, the Fund pays the Advisor for providing administration and accounting services. The fee is payable from the assets of the Fund and is calculated as follows:

Fund assets   Annual rate at
(billions)   each asset level
First $1          0.040%
Next   1          0.035
Next   1          0.030

PAGE 50
Next   3          0.025
Next   3          0.020
Over   9          0.020

On Nov. 30, 1996, the daily rates applied to the Fund's net assets on an annual basis were equal to 0.040%. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. For the fiscal period from May 13, 1996, to Nov. 30, 1996, the Fund paid fees of $87.

Under the agreement, the Fund also pays taxes; audit and certain legal fees; registration fees for shares; office expenses; consultant's fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; and expenses properly payable by the Fund approved by the board.

Transfer Agency Agreement

The Company, on behalf of the Fund, has a Transfer Agency Agreement with the Advisor. This agreement governs the responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. The fee is determined by multiplying the number of shareholder accounts at the end of the day by a rate of $25 per year and dividing by the number of days in the year. The fees paid to the Advisor may be changed from time to time upon agreement of the parties without shareholder approval. For the fiscal period from May 13, 1996, to Nov. 30, 1996, the Fund paid fees of $32.

Plan and Agreement of Distribution/Distribution Agreement

To help the Distributor defray the costs of distribution and servicing, the Company and the Distributor have entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing Fund shares. Under the Plan, the Distributor is paid a fee at an annual rate of 0.25% of the Fund's average daily net assets.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which the expenditures were made. The Plan and any agreement related to it may be terminated at any time with respect to the Fund by vote of a majority of board members who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, by vote of a majority of the outstanding voting securities of the Fund or by the Distributor.

PAGE 51
The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act, as amended. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Company and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of such disinterested board members is the responsibility of such disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal period from May 13, 1996 to Nov. 30, 1996, the Fund paid fees of $546 for Tax-Free High Yield Fund.

Total fees and expenses

Total combined fees and nonadvisory expenses of both the Fund and the Portfolio cannot exceed the most restrictive applicable state limitation. Currently, the most restrictive applicable state expense limitation, subject to exclusion of certain expenses, is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million and 1.5% of average daily net assets over $100 million, on an annual basis. At the end of each month, if the fees and expenses of the Fund exceed this limitation for the Fund's fiscal period in progress, the Advisor will assume all expenses in excess of the limitation. The Advisor then may bill the Fund for such expenses in subsequent months up to the end of that fiscal period, but not after that date. No interest charges are assessed by the Advisor for expenses it assumes. For the fiscal period from May 13, 1996 to Nov. 30, 1996, the Fund paid total fees and nonadvisory expenses of $2,090 for Tax-Free High Yield Fund. The Fund began operations on May 13, 1996. The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until November 30, 1997. Under this agreement, the Fund's total expenses will not exceed 0.95%.

ORGANIZATIONAL INFORMATION

The Fund is a series of Strategist Tax-Free Income Fund, Inc., an open-end management investment company, as defined in the Investment Company Act of 1940 (the "Company"). The Company was incorporated on Sept. 1, 1995 in Minnesota. The Company's headquarters are at IDS Tower 10, Minneapolis, MN 55440-0010.

BOARD MEMBERS AND OFFICERS

The following is a list of the Company's board members and officers, who are board members and officers of all 15 funds in the Strategist Fund Group. All shares of the Fund have cumulative voting rights with respect to the election of board members.

Directors and officers of Strategist Fund Group

Rodney P. Burwell
Born in 1939
Xerxes Corporation
7901 Xerxes Ave. S.
Minneapolis, MN

Chairman, Xerxes Corporation (fiberglass storage tanks). Director, Children's Broadcasting Network, Vaughn Communications, Sunbelt
Nursery Group, Fairview Corporation.

William J. Heron Jr.*
Born in 1941
American Express Company
World Financial Center
New York, NY

Vice president of all funds in the Strategist Fund Group.
President of American Express Financial Direct since 1995. Chief executive officer, Swig Investment Company from 1993 to 1995.
Group executive, Citicorp/Citibank from 1985 to 1993.

Jean B. Keffeler
Born in 1945
The Keffeler Company
3033 Excelsior Blvd.
Minneapolis, MN

President, The Keffeler Company (management advisory services).
Director, National Computer Systems, American Paging Systems, Inc.

Thomas R. McBurney
Born in 1938
McBurney Management Advisors
1800 International Centre
900 2nd Ave. S.
Minneapolis, MN

President, McBurney Management Advisors.  Director, The Valspar
Corporation (paints), Wenger Corporation, Security American
Financial Enterprises, Allina, Space Center Enterprises,
Greenspring Corporation.

James A. Mitchell*
Born in 1941
2900 IDS Tower
Minneapolis, MN

President of all funds in the Strategist Fund Group. Executive vice president and director of the Advisor. Chairman of the board and chief executive officer of IDS Life Insurance Company.
Director, IDS Life Funds.

*Interested person of the Company by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.

In addition to Mr. Mitchell, who is president, and Mr. Heron, who is vice president, the Funds' other officers are:

Eileen J. Newhouse
Born in 1955
IDS Tower 10
Minneapolis, MN

Secretary of all funds in the Strategist Fund Group. Counsel of the Advisor.

Melinda S. Urion
Born in 1953
IDS Tower 10
Minneapolis, MN

Treasurer of all funds in the Strategist Fund Group. Director, senior vice president and chief financial officer of the Advisor.
Director and executive vice president and controller of IDS Life
Insurance Company.

Members of the board who are not officers of the Advisor or an affiliate receive an annual fee of $1,000 for Tax-Free High Yield Fund. Once the assets of all funds in the Strategist Fund Group reach $100 million, members of the board who are not officers of the Advisor or an affiliate also will receive a fee of $1,000 for attendance at board meetings. Board members serving more than one fund will receive an aggregate of $1,000 whether attending one or more meetings held on the same day. The cost of the fee will be shared by the funds served by the director.

During the fiscal period from May 13, 1996 to Nov. 30, 1996 the members of the board received no compenation. On Nov. 30, 1996, the Funds' board members and officers as a group owned less than 1% of the outstanding shares of each Fund.

The following is a list of the Trust's board members and officers, who are board members and officers of all five Trusts in the Preferred Master Trust Group and, except for Mr. Dudley, all 47 funds in the IDS MUTUAL FUND GROUP. Mr. Dudley is a board member of all IDS funds except the nine life funds. All units have cumulative voting rights with respect to the election of board members.

Trustees and officers of the Preferred Master Trust Group

H. Brewster Atwater, Jr.
Born in 1941
4900 IDS Tower
Minneapolis, MN

Former Chairman and chief executive officer, General Mills, Inc.
Director, Merck & Co., Ic. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc.,
Lockheed-Martin, the Interpublic Group of Companies, Inc.
(advertising) and FPL Group, Inc. (holding company for Florida
Power and Light).

William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Executive vice president and director of the Advisor.

Robert F. Froehlke+
Born in 1922
1201 Yale Place
Minneapolis, MN

Former president of all funds in the IDS MUTUAL FUND GROUP. Director, the ICI Mutual Insurance Co., Institute for Defense Analyses, Marshall Erdman and Associates, Inc. (architectural engineering) and Public Oversight Board of the American Institute of Certified Public Accountants.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of the Advisor.
Previously, senior vice president, finance and chief financial officer of the Advisor.

PAGE 55
Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

Melvin R. Laird
Born in 1922
Reader's Digest Association, Inc.
1730 Rhode Island Ave., N.W.
Washington, D.C.

Senior counsellor for national and international affairs, The Reader's Digest Association, Inc. Former nine-term congressman, secretary of defense and presidential counsellor. Director, Martin Marietta Corp., Metropolitan Life Insurance Co., The Reader's Digest Association, Inc., Science Applications International Corp., Wallace Reader's Digest Funds and Public Oversight Board (SEC Practice Section, American Institute of Certified Public Accountants).

William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN

President of all Trusts in the Preferred Master Trust Group since
April 1996 and president of all funds in the IDS MUTUAL FUND GROUP since June 1993. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of
International Advisory Council of NEC (Japan).

PAGE 56
John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president and director of the Advisor.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The
Valspar Corporation (paints).  Director, Bemis Corporation
(packaging), Donaldson Company (air cleaners & mufflers) and
General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person of the Trust by reason of being an officer and employee of the Trust.
**Interested person of the Trust by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is president, the Trust's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

Vice president, general counsel and secretary of all Trusts in the Preferred Master Trust Group and of all funds in the IDS MUTUAL
FUND GROUP.

Officers who are also officers and/or employees of the Advisor:

PAGE 57
Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Vice president-investments of all Trusts in the Preferred Master
Trust Group. Director and senior vice president-investments of the Advisor.

Melinda S. Urion
Born in 1953
IDS Tower 10
Minneapolis, MN

Treasurer of all Trusts in the Preferred Master Trust Group.
Director, senior vice president and chief financial officer of the Advisor. Director and executive vice president and controller of IDS Life Insurance Company.

Members of the board who are not officers of a Portfolio or of the Advisor receive an annual fee of $3,600 for Tax-Free High Yield Portfolio. They also receive attendance and other fees. These fees include for each day in attendance at meetings of the board, $50; for meetings of the Contracts and Investment Review Committees, $50; meetings of the Audit Committee, $25; for traveling from out-of-state, $8; and as Chair of the Contracts Committee, $90. Expenses for attending meetings are reimbursed.

During the fiscal period from May 13, 1996 to Nov. 30, 1996, the members of the board, for attending up to 25 meetings, received the following compensation, in total, from all Portfolios in the Preferred Master Trust Group:

                                     Compensation Table
                             for Tax-Free High Yield Portfolio

                                  Pension or            Estimated     Total cash
                  Aggregate       Retirement            annual        compensation from
                  compensation    benefits              benefit       the Preferred Master
                  from the        accrued as            upon          Trust Group and IDS
  Board member    Portfolio       Portfolio expenses    retirement    MUTUAL FUND GROUP
Lynne V. Cheney        $ 1,956            $0              $0           $78,300
Robert F. Froehlke       2,015             0               0            81,700
Heinz F. Hutter          1,968             0               0            81,100
Anne P. Jones            1,981             0               0            81,200
Melvin R. Laird          1,909             0               0            78,000
Edson W. Spencer         2,010             0               0            86,800
Wheelock Whitney         1,985             0               0            80,100
C. Angus Wurtele         1,978             0               0            80,100
H. Brewster Atwater, Jr.   400             0               0             9,800
(part of year)

During the fiscal period from May 13, 1996 to Nov. 30, 1996, no board member or officer earned more than $60,000 from the Tax-Free High Yield Portfolio. All board members and officers as a group earned $22,799 from Tax-Free High Yield Portfolio.

PAGE 58
CUSTODIAN

The Trust's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Portfolio pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

INDEPENDENT AUDITORS

The Fund's and corresponding Portfolio's financial statements contained in the Annual Report to shareholders for the fiscal period ended Nov. 30, 1996 were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS

The Independent Auditor's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the 1996 Annual Report to shareholders, pursuant to Section 30(d) of the 1940 Act, as amended, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus dated Jan. 29, 1997, is hereby incorporated in this SAI by reference.

PAGE 59
APPENDIX A

DESCRIPTION OF SHORT-TERM SECURITIES

Short-term Tax-exempt Securities

A portion of the Portfolio's assets are in cash and short-term securities for day-to-day operating purposes. The investments will usually be in short-term municipal bonds and notes. These include:

(1) Tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes on a future date.

(2) Bond anticipation notes sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future.

(3) Revenue anticipation notes issued in anticipation of revenues from sources other than taxes, such as federal revenues available under the Federal Revenue Sharing Program.

(4) Tax and revenue anticipation notes issued in anticipation of revenues from taxes and other sources of revenue, except bond placements.

(5)  Construction loan notes insured by the Federal Housing
Administration which remain outstanding until permanent financing by the Federal National Mortgage Association (FNMA) or the
Government National Mortgage Association (GNMA) at the end of the project construction period.

(6) Tax-exempt commercial paper with a stated maturity of 365 days or less issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

(7) Project notes issued by local housing authorities to finance urban renewal and public housing projects. These notes are guaranteed by the full faith and credit of the U.S. government.

(8) Variable rate demand notes, on which the yield is adjusted at periodic intervals not exceeding 31 days and on which the principal must be repaid in not less than seven days' notice, are considered short-term regardless of the stated maturity.

Short-term Taxable Securities and Repurchase Agreements

Depending on market conditions, a portion of the Portfolio's investments may be in short-term taxable securities. These include:

PAGE 60
(1) Obligations of the U.S. government, its agencies and instrumentalities resulting principally from lending programs of the U.S. government;

(2) U.S. Treasury bills with maturities up to one year. The difference between the purchase price and the maturity value or resale price is the interest income to the Portfolio;

(3) Certificates of deposit or receipts with fixed interest rates issued by banks in exchange for deposit of funds;

(4) Bankers' acceptances arising from short-term credit arrangements designed to enable business to obtain funds to finance commercial transactions;

(5) Letters of credit which are short-term notes issued in bearer form with a bank letter of credit obligating the bank to pay the bearer the amount of the note;

(6) Commercial paper rated in the two highest grades by Standard & Poor's or Moody's. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. These ratings reflect a review of management, economic evaluation of the industry competition, liquidity, long-term debt and ten-year earning trends.

Standard & Poor's rating A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

Standard & Poor's ratings A-2 indicates that capacity for timely payment on issues with this designation is strong.

Moody's rating Prime-1 (P-1) indicates a superior capacity for repayment of short-term promissory obligations.

Moody's rating Prime-2 (P-2) indicates a strong capacity for repayment of short-term promissory obligations.

(7) Repurchase agreements involving acquisition of securities by the Portfolio with a concurrent agreement by the seller, usually a bank or securities dealer, to reacquire the securities at cost plus interest within a specified time. From this investment, the Portfolio receives a fixed rate of return that is insulated from market rate changes while it holds the security.

PAGE 61
APPENDIX B

OPTIONS AND INTEREST RATE FUTURES CONTRACTS

The Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Portfolio may enter into interest rate futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition, the buyer generally pays a broker a commission. The writer receives a premium, less a commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit the Portfolio and its unitholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options PAGE 62 market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record-keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Portfolio for investment purposes. Options permit the Portfolio to experience the change in the value of a security with a relatively small initial cash investment. The risk the Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to the Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

'Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Portfolio's goal.

'All options written by the Portfolio will be covered. For covered call options if a decision is made to sell the security, the Portfolio will attempt to terminate the option contract through a closing purchase transaction.

'The Portfolio will write options only as permitted under federal or state laws or regulations, such as those that limit the amount of total assets subject to the options. While no limit has been set by the Portfolio, it will conform to the requirements of certain states. For example, California limits the writing of options to 50% of the assets of a portfolio.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since the Portfolio is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.

PAGE 63
If a covered call option is exercised, the security is sold by the Portfolio. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis.

Options on many securities are listed on options exchanges. If the Portfolio writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. They have been established by boards of trade which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC). Futures contracts trade on these markets in a manner similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio immediately is paid the difference and realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, closing out a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, the Portfolio realizes a loss. At the time a futures contract is made, a good-faith deposit called initial margin is set up within a segregated account at the Portfolio's custodian bank. The initial margin deposit is approximately 1.5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

PAGE 64
The purpose of a futures contract, in the case of a portfolio holding long-term debt securities, is to gain the benefit of changes in interest rates without actually buying or selling long-term debt securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned.

Futures contracts are based on types of debt securities referred to above, which have historically reacted to an increase or decline in interest rates in a fashion similar to the debt securities the Portfolio owns. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. If, on the other hand, the Portfolio held cash reserves and interest rates were expected to decline, the Portfolio might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the Portfolio's earnings. Even if short-term rates were not higher, the Portfolio would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds on the cash market. The Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly. Successful use of futures contracts depends on the investment manager's ability to predict the future direction of interest rates. If the investment manager's prediction is incorrect, the Portfolio would have been better off had it not entered into futures contracts.

OPTIONS ON FUTURES CONTRACTS. Options give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date
(within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Furthermore, because the value of the option is fixed at PAGE 65 the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Portfolio.

RISKS. There are risks in engaging in each of the management tools described above. The risk the Portfolio assumes when it buys an option is the loss of the premium paid for the option. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

The risk involved in writing options on futures contracts the Portfolio owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Portfolio's obligation, however, might be more or less than the premium received when it originally wrote the option. Furthermore, the Portfolio might not be able to close the option because of insufficient activity in the options market.

A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the Portfolio's investment manager could be incorrect in anticipating as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the Portfolio would lose money on the sale.

TAX TREATMENT. As permitted under federal income tax laws, the Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

PAGE 66
Federal income-tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, the Portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The Portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

PAGE 67
APPENDIX C

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares in a Fund to meet long-term goals.

Dollar-cost averaging

___________________________________________________________________
Regular             Market Price            Shares
Investment          of a Share              Acquired
 $100                $6.00                    16.7
  100                 4.00                    25.0
  100                 4.00                    25.0
  100                 6.00                    16.7
  100                 5.00                    20.0
 $500               $25.00                   103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

PAGE 68
PART C.  OTHER INFORMATION
Item 24.  Financial Statements and Exhibits

(a)  FINANCIAL STATEMENTS:

     Financial Statements filed as part of this Post-Effective
     Amendment:

     Strategist Tax-Free High Yield Fund:
     Independent Auditors' Report dated January 3, 1997
     Statement of Assets and Liabilities, Nov. 30, 1996
     Statement of Operations, period from May 13, 1996
     (commencement of operations) to Nov. 30, 1996
     Statement of changes in net assets period from May 13, 1996
     (commencement of operations) to Nov. 30, 1996
     Notes to Financial Statements

     Tax-Free High Yield Portfolio:
     Independent Auditors' Report dated January 3, 1997
     Statement of Assets and Liabilities, Nov. 30, 1996
     Statement of Operations, period from May 13, 1996
     (commencement of operations) to Nov. 30, 1996
     Statement of changes in net assets, period from May 13, 1996
     (commencement of operations) to Nov. 30, 1996
     Notes to Financial Statements
     Investments in securities, Nov. 30, 1996
     Notes to investments in securities

(b)  EXHIBITS:

1(a) Articles of Incorporation, dated May 24, 1995, filed electronically on or about September 1, 1995, as Exhibit 1 to Registration Statement No. 33-63909, are incorporated herein by reference.

1(b) Articles of Amendment dated April 4, 1996, filed electronically on or about April 17, 1996 as Exhibit 1(b) to Registrant's Pre-Effective Amendment No. 1 are incorporated herein by reference.

2. Form of By-laws filed electronically on or about April 17, 1996 as Exhibit 2 to Registrant's Pre-Effective Amendment No. 1 are incorporated herein by reference.

3.   Not Applicable.

4.   Not Applicable.

5.   Not Applicable.

6.   Copy of Distribution Agreement between Strategist Tax-Free
     Income Fund, Inc. on behalf of its underlying series fund and American Express Service Corporation dated May 13, 1996 is filed electronically herewith.

7.   Not Applicable.

PAGE 69
8(a) Copy of Custodian Agreement between Strategist Tax-Free Income
     Fund, Inc. on behalf of its underlying series fund and American Express Trust Company dated May 13, 1996 is filed electronically herewith.

8(b) Copy of Addendum to the Custodian Agreement between Strategist
     Tax-Free Income Fund, Inc. and American Express Trust Company executed on May 13, 1996, is filed electronically herewith.

9(a) Copy of Transfer Agency Agreement between Strategist Tax-Free
     Income Fund, Inc. on behalf of its underlying series fund and American Express Financial Corporation dated May 13, 1996 is filed electronically herewith.

9(b) Copy of Administrative Services Agreement between Strategist
     Tax-Free Income Fund, Inc. on behalf of its underlying series fund and American Express Financial Corporation dated May 13, 1996 is filed electronically herewith.

9(c) Copy of Agreement and Declaration of Unitholders between
     Strategist Tax-Free Income Fund, Inc. and IDS High Yield Tax-Exempt Fund dated May 13, 1996, is filed electronically herewith.

10. An opinion and consent of counsel as to the legality of securities being registered is filed with Registrant's most recent 24f-2 notice.

11.  Independent Auditors Consent is filed electronically herewith.

12.  Not Applicable.

13.  Copy of Share Purchase Agreement between Strategist Tax-Free
     Income Fund, Inc. and American Express Financial Corporation dated April 16, 1996 is filed electronically herewith.

14.  Not Applicable.

15. Copy of Plan and Agreement of Distribution between Strategist Tax-Free Income Fund, Inc. on behalf of its underlying series fund and American Express Service Corporation dated May 13,
     1996 is filed electronically herewith.

16. Schedule for computation of each performance quotation filed electronically on or about April 17, 1996 as Exhibit 16 to Registrant's Pre-Effective Amendment No. 1 is incorporated herein by reference.

17.  Financial Data Schedule is filed electronically herewith.

18.  Not Applicable.

19(a). Director's Power of Attorney to sign Amendments to this Registration Statement, dated April 24, 1996, filed electronically as Exhibit 19(a) to Registrant's Post-Effective Amendment No. 2 is incorporated herein by reference.

PAGE 70
19(b). Officers' Power of Attorney to sign Amendments to this Registration Statement, dated April 24, 1996, filed electronically herewith as Exhibit 19(b) to Registrant's Post-Effective Amendment No. 2 is incorporated herein by reference.

19(c). Trustees Power of Attorney to sign amendments to this Registration Statement dated January 8, 1997 filed electronically herewith.

19(d). Officers' Power of Attorney to sign Amendments to this Registration Statement dated April 11, 1996, filed electronically on or about April 17, 1996 as Exhibit 19(b) to Registrant's Pre-Effective Amendment No. 1 is incorporated herein by reference.

Item 25.  Persons Controlled by or Under Common Control with
          Registrant

          None.

Item 26.  Number of Holders of Securities

                (1)                           (2)
                                        Number of Record
                                         Holders as of
          Title of Class                 January 16, 1997

           Common Stock                        9
          $.01 par value

Item 27.  Indemnification

Reference is hereby made to Article IV of Registrant's Articles of Incorporation filed electronically on or about Nov. 1, 1995 as
Exhibit 1 to Registrant's initial registration statement and
Article X of Registrant's By-laws filed electronically on or about April 17, 1996 as Exhibit 2 to Registrant's Pre-Effective Amendment No. 1.
PAGE 71

PAGE 1
Item 29(c).  Not applicable.

Item 30.     Location of Accounts and Records

             American Express Financial Corporation
             IDS Tower 10
             Minneapolis, MN  55440

Item 31.     Management Services

             Not Applicable.

Item 32.     Undertakings

             (a)  Not Applicable.
             (b)  Not Applicable.
             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

PAGE 72
                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Strategist Tax-Free Income Fund, Inc., certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of January, 1997.


                    STRATEGIST TAX-FREE INCOME FUND, INC.

                    By /s/ James A. Mitchell*
                           James A. Mitchell
                           President

                    By /s/ Melinda S. Urion*
                           Melinda S. Urion
                           Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of January, 1997.

   Signature                       Title

By /s/ Rodney P. Burwell**         Director
   Rodney P. Burwell

By /s/ William J. Heron Jr.**      Director
   William J. Heron

By /s/ Jean B. Keffeler**          Director
   Jean B. Keffeler

By /s/ Thomas R. McBurney**        Director
   Thomas R. McBurney

By /s/ James A. Mitchell**         Director
   James A. Mitchell

* Signed pursuant to Officers' Power of Attorney dated April 24,
1996, filed electronically to Registrant's Post-Effective Amendment No. 1 as Exhibit 19(b), by:


  Eileen J. Newhouse

** Signed pursuant to Directors Power of Attorney dated April 24,
1996, filed electronically to Registrant's Post-Effective Amendment No. 1 as Exhibit 19(a), by:



  Eileen J. Newhouse
PAGE 73

                            Signatures


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TAX-FREE INCOME TRUST consents to the filing of this Amendment to the Registration Statement signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of January, 1997.

                         TAX-FREE INCOME TRUST

                         By  /s/ William R. Pearce**
                                 William R. Pearce
                                 President


                         By /s/ Melinda S. Urion**
                                Melinda S. Urion
                                Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of January, 1997.

Signatures                                   Capacity


/s/  William R. Pearce*                      Trustee
     William R. Pearce

/s/  H. Brewster Atwater, Jr.*               Trustee
     H. Brewster Atwater, Jr.


/s/  Lynne V. Cheney*                        Trustee
     Lynne V. Cheney


/s/  William H. Dudley*                      Trustee
     William H. Dudley


/s/  Robert F. Froehlke*                     Trustee
     Robert F. Froehlke


/s/  David R. Hubers*                        Trustee
     David R. Hubers


/s/  Heinz F. Hutter*                        Trustee
     Heinz F. Hutter


/s/  Anne P. Jones*                          Trustee
     Anne P. Jones
PAGE 74
Signatures                                   Capacity


/s/  Melvin R. Laird*                        Trustee
     Melvin R. Laird

/s/  Alan K. Simpson*                        Trustee
     Alan K. Simpson


/s/  Edson W. Spencer*                       Trustee
     Edson W. Spencer


/s/  John R. Thomas*                         Trustee
     John R. Thomas


/s/  Wheelock Whitney*                       Trustee
     Wheelock Whitney


/s/  C. Angus Wurtele*                       Trustee
     C. Angus Wurtele

* Signed pursuant to Trustees Power of Attorney dated January 8,
1997, filed electronically herewith by:



___________________________________
Leslie L. Ogg

** Signed pursuant to Officers' Power of Attorney dated April 11,
1996, filed on or about April 17, 1996 as Exhibit 19(b) to
Registrant's Pre-Effective Amendment No. 1 is incorporated herein reference by:



___________________________________
Leslie L. Ogg

PAGE 75
CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION
STATEMENT  NO. 33-63909


This Amendment to its Registration Statement comprises the following papers and documents:

The facing sheet.

Cross reference sheet.

Part A.

     The prospectus.

Part B.

     Statement of Additional Information.
     Financial Statements

Part C.

     Other Information.

The signatures.